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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 3, 2002

                                 MangoSoft, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       0-30781                  87-0543565
            ------                       --------                 ----------
(State or other jurisdiction         (Commission File         (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)


             1500 West Park Drive, Suite 190, Westborough, MA 01581
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (508) 871-7300



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Item 5.  Other Events.

     Effective September 3, 2002, the following Directors of the Registrant resigned their positions on the Board of Directors; Paul O'Brien (Co-Chairman), Selig Zises (Co-Chairman), Tony Coehlo, Ira Goldstein and Nick Treddinick. There is one remaining director, Dale Vincent.

     Certain statements included in this report are forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including but not limited to, risks detailed in MangoSoft, Inc.'s filings with the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MANGOSOFT, INC.


                                           By: /s/ Robert E. Parsons
                                               ------------------------
                                               Robert E. Parsons
                                               Chief Financial Officer

Date: September 12, 2002